Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2014

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax operating expense reduction initiatives*, after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$352.5	$310.4	$201.2	$179.8	$272.4	Insurance Services	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	22.0	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	51.3	65.4	92.4	81.8	78.5	60.3
104.9	92.2	54.8	44.9	84.5	Income taxes	9.4	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

					Net income per common share:
$4.20	$3.97	$3.05	$3.13	$5.16	Basic	$0.97	$1.14	$1.48	$1.33	$1.30	$1.05
4.19	3.95	3.04	3.12	5.13	Diluted	0.96	1.13	1.46	1.32	1.30	1.05

					Share data:
48,932,908	46,774,277	44,876,650	44,283,771	44,243,364	Basic weighted-average	43,311,156	43,896,627	44,051,958	44,271,160	44,257,095	44,426,153
49,044,543	47,006,228	45,016,070	44,359,891	44,527,405	Diluted weighted-average	43,710,063	44,381,944	44,493,139	44,610,358	44,398,120	44,500,049
47,744,524	46,159,387	44,268,859	44,419,448	44,126,389	At period end	42,949,566	43,748,487	44,126,389	43,995,153	44,149,730	44,323,664

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8
(12.0)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—
(17.3)	(32.1)	(4.5)	(5.4)	(9.4)	After-tax net capital losses	(0.3)	(0.7)	(1.3)	(5.5)	(1.6)	(1.0)

$234.8	$218.0	$141.2	$143.9	$237.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$42.2	$50.8	$66.3	$64.5	$59.3	$47.8

$(26.9)	$(51.6)	$(6.9)	$(8.7)	$(15.7)	Net capital losses	$(0.5)	$(1.1)	$(2.8)	$(8.7)	$(2.6)	$(1.6)
(9.6)	(19.5)	(2.4)	(3.3)	(6.3)	Tax benefit on net capital losses	(0.2)	(0.4)	(1.5)	(3.2)	(1.0)	(0.6)

$(17.3)	$(32.1)	$(4.5)	$(5.4)	$(9.4)	After-tax net capital losses	$(0.3)	$(0.7)	$(1.3)	$(5.5)	$(1.6)	$(1.0)

					Net income per diluted common share:
$4.19	$3.95	$3.04	$3.12	$5.13	Net income	$0.96	$1.13	$1.46	$1.32	$1.30	$1.05
(0.25)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—
(0.35)	(0.68)	(0.10)	(0.12)	(0.21)	After-tax net capital losses	(0.01)	(0.01)	(0.03)	(0.13)	(0.04)	(0.02)

$4.79	$4.63	$3.14	$3.24	$5.34	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$0.97	$1.14	$1.49	$1.45	$1.34	$1.07

$1,721.0	$1,894.6	$1,990.4	$2,169.0	$2,152.8	Shareholders’ equity	$2,261.9	$2,227.9	$2,152.8	$2,117.2	$2,077.0	$2,187.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	225.9	184.9	134.7	121.7	127.3	286.1

$1,649.6	$1,733.7	$1,755.3	$1,859.7	$2,018.1	Shareholders’ equity excluding accumulated other comprehensive income	$2,036.0	$2,043.0	$2,018.1	$1,995.5	$1,949.7	$1,901.5

13.3%	10.3%	7.0%	6.7%	10.6%	Net income return on average equity	7.5%	9.1%	12.2%	11.3%	10.8%	8.6%
12.9	11.0	7.8	7.7	11.8	Net income return on average equity (excluding accumulated other comprehensive income)	8.2	9.9	13.0	12.0	12.0	10.0
14.7	12.9	8.1	8.0	12.3	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income)	8.3	10.0	13.2	13.1	12.3	10.2

					Book value per common share:
$36.05	$41.04	$44.96	$48.83	$48.79	Including accumulated other comprehensive income	$52.66	$50.93	$48.79	$48.12	$47.04	$49.36
1.50	3.48	5.31	6.96	3.06	Accumulated other comprehensive income	5.26	4.23	3.06	2.76	2.88	6.46

$34.55	$37.56	$39.65	$41.87	$45.73	Excluding accumulated other comprehensive income	$47.40	$46.70	$45.73	$45.36	$44.16	$42.90

3,150	3,091	2,974	2,875	2,702	Number of employees	2,748	2,733	2,702	2,662	2,674	2,766

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,101.9	$2,097.7	$2,153.3	$2,163.9	$2,124.3	Premiums	$519.2	$510.1	$528.6	$524.4	$535.1	$536.2
108.5	116.5	115.5	114.7	121.6	Administrative fees	32.6	31.6	32.0	30.5	30.4	28.7
586.5	602.5	612.8	628.5	629.9	Net investment income	149.8	150.6	160.8	155.8	154.1	159.2
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,575.7	1,619.8	1,771.2	1,793.0	1,655.4	Benefits to policyholders	426.2	401.1	394.5	395.0	424.1	441.8
145.6	158.4	161.0	171.3	176.4	Interest credited	40.6	43.5	45.6	43.9	40.3	46.6
476.2	446.2	471.2	470.5	442.6	Operating expenses	115.3	113.1	118.3	114.8	104.4	105.1
202.0	206.1	218.7	203.7	207.9	Commissions and bonuses	49.7	51.8	51.4	51.9	50.8	53.8
34.2	34.7	36.7	37.5	35.3	Premium taxes	8.1	9.1	7.6	9.1	9.1	9.5
39.2	38.9	38.9	39.9	34.4	Interest expense	7.9	8.4	8.7	8.6	8.6	8.5
(76.7)	(76.0)	(81.7)	(71.4)	(76.9)	Deferral of acquisition costs	(16.5)	(20.2)	(19.0)	(19.8)	(17.4)	(20.7)
63.4	58.9	67.2	70.5	72.0	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	18.5	19.0	19.1	16.7	18.6	17.6

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	649.8	625.8	626.2	620.2	638.5	662.2

310.4	278.1	191.5	183.4	313.0	Income before income taxes	51.3	65.4	92.4	81.8	78.5	60.3

104.9	92.2	54.8	44.9	84.5	Income taxes	9.4	15.3	27.4	22.8	20.8	13.5

205.5	185.9	136.7	138.5	228.5	Net income	41.9	50.1	65.0	59.0	57.7	46.8

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
210.8	100.5	103.4	71.4	(205.3)	Net unrealized capital gains (losses) on securities available-for-sale	41.1	51.2	(29.3)	(7.8)	(151.0)	(17.2)
3.5	(9.6)	(5.9)	(3.6)	(4.5)	Reclassification adjustment for net capital (gains) losses included in net income	(0.6)	(0.9)	(0.7)	0.3	(2.9)	(1.2)
					Employee benefit plans:
8.4	(5.0)	(26.6)	—	41.2	Prior service credit (cost) and net gains (losses) arising during the period, net	—	(0.4)	41.2	—	—	—
4.9	3.6	3.3	6.4	(6.0)	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	0.5	0.3	1.8	1.9	(4.9)	(4.8)

227.6	89.5	74.2	74.2	(174.6)	Total	41.0	50.2	13.0	(5.6)	(158.8)	(23.2)

$433.1	$275.4	$210.9	$212.7	$53.9	Comprehensive income (loss)	$82.9	$100.3	$78.0	$53.4	$(101.1)	$23.6

					Statutory data - insurance subsidiaries:
$375.0	$317.4	$185.1	$182.3	$272.8	Net gain from operations before federal income taxes and realized capital gains (losses)	$48.3	$50.6	$90.5	$87.0	$66.4	$28.9
251.4	202.4	143.1	138.8	197.9	Net gain from operations after federal income taxes and before realized capital gains (losses)	40.4	40.9	75.1	56.1	42.3	24.4
1,243.2	1,226.8	1,193.1	1,259.6	1,359.0	Capital and surplus	1,358.9	1,357.5	1,359.0	1,294.1	1,268.8	1,266.6
89.7	95.6	107.2	117.5	127.5	Asset valuation reserve	132.2	129.8	127.5	136.2	132.8	120.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,890.2	$1,892.9	$1,973.0	$1,980.6	$1,926.9	Employee Benefits	$467.3	$459.4	$479.0	$474.7	$487.0	$486.2
177.0	163.3	172.3	176.6	190.5	Individual Disability	48.9	48.1	48.5	48.3	46.7	47.0

2,067.2	2,056.2	2,145.3	2,157.2	2,117.4	Insurance Services	516.2	507.5	527.5	523.0	533.7	533.2
34.7	41.5	8.0	6.7	6.9	Asset Management	3.0	2.6	1.1	1.4	1.4	3.0

2,101.9	2,097.7	2,153.3	2,163.9	2,124.3	Total premiums	519.2	510.1	528.6	524.4	535.1	536.2

					Administrative fees:
8.0	9.3	12.0	13.7	15.1	Employee Benefits	4.2	4.2	4.4	3.8	3.4	3.5
0.3	0.3	0.3	0.2	0.2	Individual Disability	0.1	—	—	0.1	0.1	—

8.3	9.6	12.3	13.9	15.3	Insurance Services	4.3	4.2	4.4	3.9	3.5	3.5
114.1	121.5	119.9	118.8	124.9	Asset Management	33.1	32.2	32.2	31.3	31.5	29.9
(13.9)	(14.6)	(16.7)	(18.0)	(18.6)	Other	(4.8)	(4.8)	(4.6)	(4.7)	(4.6)	(4.7)

108.5	116.5	115.5	114.7	121.6	Total administrative fees	32.6	31.6	32.0	30.5	30.4	28.7

					Net investment income:
285.6	286.3	288.6	286.0	267.8	Employee Benefits	62.1	62.4	66.4	65.8	67.0	68.6
49.5	52.6	52.7	53.7	52.8	Individual Disability	13.0	13.1	13.3	13.2	12.9	13.4

335.1	338.9	341.3	339.7	320.6	Insurance Services	75.1	75.5	79.7	79.0	79.9	82.0
234.0	251.0	262.7	278.6	293.2	Asset Management	72.2	69.5	75.8	73.4	70.7	73.3
17.4	12.6	8.8	10.2	16.1	Other	2.5	5.6	5.3	3.4	3.5	3.9

586.5	602.5	612.8	628.5	629.9	Total net investment income	149.8	150.6	160.8	155.8	154.1	159.2

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Net capital losses	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Employee Benefits	500.9	487.4	482.6	475.7	510.8	524.3
182.2	169.2	180.0	180.5	187.5	Individual Disability	55.0	43.1	45.1	51.9	44.9	45.6

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Insurance Services	555.9	530.5	527.7	527.6	555.7	569.9
347.0	358.5	329.3	340.1	345.7	Asset Management	86.3	87.9	89.6	84.2	82.9	89.0
54.5	34.2	56.2	43.9	20.5	Other	7.6	7.4	8.9	8.4	(0.1)	3.3

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	649.8	625.8	626.2	620.2	638.5	662.2

					Income (loss) before income taxes:
307.9	263.4	155.9	129.8	216.4	Employee Benefits	32.7	38.6	67.2	68.6	46.6	34.0
44.6	47.0	45.3	50.0	56.0	Individual Disability	7.0	18.1	16.7	9.7	14.8	14.8

352.5	310.4	201.2	179.8	272.4	Insurance Services	39.7	56.7	83.9	78.3	61.4	48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	22.0	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	51.3	65.4	92.4	81.8	78.5	60.3
104.9	92.2	54.8	44.9	84.5	Income taxes	9.4	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,067.2	$2,056.2	$2,145.3	$2,157.2	$2,117.4	Premiums	$516.2	$507.5	$527.5	$523.0	$533.7	$533.2
8.3	9.6	12.3	13.9	15.3	Administrative fees	4.3	4.2	4.4	3.9	3.5	3.5
335.1	338.9	341.3	339.7	320.6	Net investment income	75.1	75.5	79.7	79.0	79.9	82.0

2,410.6	2,404.7	2,498.9	2,510.8	2,453.3	Total revenues	595.6	587.2	611.6	605.9	617.1	618.7

					Benefits and expenses:
1,530.3	1,566.4	1,750.9	1,773.3	1,637.7	Benefits to policyholders	421.0	396.4	390.7	391.2	419.8	436.0
4.7	4.8	4.6	4.2	4.3	Interest credited	1.2	0.7	1.5	0.6	1.3	0.9
333.9	331.8	338.7	349.1	340.0	Operating expenses	85.5	84.2	87.5	86.1	84.3	82.1
169.8	175.7	185.1	172.7	174.2	Commissions and bonuses	41.3	44.4	42.3	43.5	42.5	45.9
34.2	34.5	36.6	37.5	35.2	Premium taxes	8.1	9.1	7.5	9.1	9.1	9.5
(57.9)	(61.3)	(64.5)	(55.9)	(60.3)	Deferral of acquisition costs	(13.0)	(17.1)	(14.8)	(15.4)	(13.2)	(16.9)
43.1	42.4	46.3	50.1	49.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	11.8	12.8	13.0	12.5	11.9	12.4

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Total benefits and expenses	555.9	530.5	527.7	527.6	555.7	569.9

$352.5	$310.4	$201.2	$179.8	$272.4	Income before income taxes	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8

					Statistics (% of total premiums):
16.2%	16.1%	15.8%	16.2%	16.1%	Operating expenses	16.6%	16.6%	16.6%	16.5%	15.8%	15.4%
17.1	15.1	9.4	8.3	12.9	Income (loss) before income taxes	7.7	11.2	15.9	15.0	11.5	9.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$819.6	$835.7	$892.6	$883.7	$849.7	Life and AD&D	$202.9	$200.2	$209.4	$210.4	$214.5	$215.4
825.6	799.9	803.3	801.4	783.0	LTD	189.4	189.2	193.4	191.3	198.0	200.3
205.7	203.7	208.0	212.6	229.0	STD	57.5	54.3	57.1	56.4	59.6	55.9
79.5	81.5	81.6	78.9	78.3	Other	19.4	19.2	20.2	19.8	19.2	19.1
(40.2)	(27.9)	(12.5)	4.0	(13.1)	Experience rated refunds	(1.9)	(3.5)	(1.1)	(3.2)	(4.3)	(4.5)

1,890.2	1,892.9	1,973.0	1,980.6	1,926.9	Total premiums	467.3	459.4	479.0	474.7	487.0	486.2
8.0	9.3	12.0	13.7	15.1	Administrative fees	4.2	4.2	4.4	3.8	3.4	3.5
285.6	286.3	288.6	286.0	267.8	Net investment income	62.1	62.4	66.4	65.8	67.0	68.6

2,183.8	2,188.5	2,273.6	2,280.3	2,209.8	Total revenues	533.6	526.0	549.8	544.3	557.4	558.3

					Benefits and expenses:
1,407.6	1,457.3	1,635.0	1,657.1	1,515.9	Benefits to policyholders	382.2	370.4	362.8	356.0	390.2	406.9
4.7	4.8	4.6	4.2	4.3	Interest credited	1.2	0.7	1.5	0.6	1.3	0.9
308.8	306.2	312.3	323.6	313.3	Operating expenses	78.7	77.4	80.5	79.0	77.9	75.9
122.7	129.9	137.1	125.1	126.7	Commissions and bonuses	29.7	33.3	30.2	30.4	31.1	35.0
31.0	31.1	33.0	33.6	31.3	Premium taxes	7.3	8.1	6.6	8.1	8.1	8.5
(21.8)	(25.5)	(27.4)	(18.3)	(22.2)	Deferral of acquisition costs	(3.9)	(8.2)	(5.8)	(4.4)	(3.6)	(8.4)
22.9	21.3	23.1	25.2	24.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.7	5.7	6.8	6.0	5.8	5.5

1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Total benefits and expenses	500.9	487.4	482.6	475.7	510.8	524.3

$307.9	$263.4	$155.9	$129.8	$216.4	Income before income taxes	$32.7	$38.6	$67.2	$68.6	$46.6	$34.0

					Benefit ratio (including interest credited):
64.7%	66.8%	72.1%	72.9%	68.8%	% of total revenues	71.9%	70.6%	66.3%	65.5%	70.2%	73.0%
74.7	77.2	83.1	83.9	78.9	% of total premiums	82.0	80.8	76.1	75.1	80.4	83.9

					Statistics (% of total premiums):
16.3%	16.2%	15.8%	16.3%	16.3%	Operating expenses	16.8%	16.8%	16.8%	16.6%	16.0%	15.6%
16.3	13.9	7.9	6.6	11.2	Income before income taxes	7.0	8.4	14.0	14.5	9.6	7.0

					Annualized new sales:
$124.8	$156.9	$155.5	$104.0	$89.9	Life and AD&D	$5.1	$27.7	$27.2	$10.0	$6.0	$46.7
95.3	103.1	107.7	88.4	66.0	LTD	7.9	15.5	24.7	9.0	10.0	22.3
35.6	45.1	42.6	31.2	40.6	STD	2.9	8.5	12.7	3.0	6.6	18.3
32.1	25.5	30.6	21.4	25.6	Other	5.1	10.8	5.0	7.7	2.6	10.3

$287.8	$330.6	$336.4	$245.0	$222.1	Total sales	$21.0	$62.5	$69.6	$29.7	$25.2	$97.6

					Persistency (% of premiums):
84.4%	89.8%	89.8%	87.3%	85.2%	Life and AD&D
85.6	89.1	89.7	87.8	87.9	LTD
77.8	87.9	87.1	86.6	91.9	STD
77.2	78.3	76.7	74.2	79.3	Other

83.8%	88.7%	88.8%	86.7%	86.7%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$177.0	$163.3	$172.3	$176.6	$190.5	Premiums	$48.9	$48.1	$48.5	$48.3	$46.7	$47.0
0.3	0.3	0.3	0.2	0.2	Administrative fees	0.1	—	—	0.1	0.1	—
49.5	52.6	52.7	53.7	52.8	Net investment income	13.0	13.1	13.3	13.2	12.9	13.4

226.8	216.2	225.3	230.5	243.5	Total revenues	62.0	61.2	61.8	61.6	59.7	60.4

					Benefits and expenses:
122.7	109.1	115.9	116.2	121.8	Benefits to policyholders	38.8	26.0	27.9	35.2	29.6	29.1
25.1	25.6	26.4	25.5	26.7	Operating expenses	6.8	6.8	7.0	7.1	6.4	6.2
47.1	45.8	48.0	47.6	47.5	Commissions and bonuses	11.6	11.1	12.1	13.1	11.4	10.9
3.2	3.4	3.6	3.9	3.9	Premium taxes	0.8	1.0	0.9	1.0	1.0	1.0
(36.1)	(35.8)	(37.1)	(37.6)	(38.1)	Deferral of acquisition costs	(9.1)	(8.9)	(9.0)	(11.0)	(9.6)	(8.5)
20.2	21.1	23.2	24.9	25.7	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.1	7.1	6.2	6.5	6.1	6.9

182.2	169.2	180.0	180.5	187.5	Total benefits and expenses	55.0	43.1	45.1	51.9	44.9	45.6

$44.6	$47.0	$45.3	$50.0	$56.0	Income before income taxes	$7.0	$18.1	$16.7	$9.7	$14.8	$14.8

					Benefit ratio:
54.1%	50.5%	51.4%	50.4%	50.0%	% of total revenues	62.6%	42.5%	45.1%	57.1%	49.6%	48.2%
69.3	66.8	67.3	65.8	63.9	% of total premiums	79.3	54.1	57.5	72.9	63.4	61.9

					Statistics (% of premiums):
14.2%	15.7%	15.3%	14.4%	14.0%	Operating expenses	13.9%	14.1%	14.4%	14.7%	13.7%	13.2%
25.2	28.8	26.3	28.3	29.4	Income before income taxes	14.3	37.6	34.4	20.1	31.7	31.5

$23.0	$21.1	$22.2	$21.1	$21.3	Annualized new sales	$4.9	$4.5	$5.2	$6.8	$5.3	$4.0

92.9%	94.8%	95.1%	95.0%	94.5%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$34.7	$41.5	$8.0	$6.7	$6.9	Premiums	$3.0	$2.6	$1.1	$1.4	$1.4	$3.0
114.1	121.5	119.9	118.8	124.9	Administrative fees	33.1	32.2	32.2	31.3	31.5	29.9
234.0	251.0	262.7	278.6	293.2	Net investment income	72.2	69.5	75.8	73.4	70.7	73.3

382.8	414.0	390.6	404.1	425.0	Total revenues	108.3	104.3	109.1	106.1	103.6	106.2

					Benefits and expenses:
45.4	53.4	20.3	19.7	17.7	Benefits to policyholders	5.2	4.7	3.8	3.8	4.3	5.8
140.9	153.6	156.4	167.1	172.1	Interest credited	39.4	42.8	44.1	43.3	39.0	45.7
126.9	119.0	115.2	117.4	116.5	Operating expenses	30.1	29.9	30.6	28.9	28.8	28.2
32.2	30.4	33.6	31.0	33.7	Commissions and bonuses	8.4	7.4	9.1	8.4	8.3	7.9
—	0.2	0.1	—	0.1	Premium taxes	—	—	0.1	—	—	—
0.1	0.1	—	—	—	Interest expense	—	—	—	—	—	—
(18.8)	(14.7)	(17.2)	(15.5)	(16.6)	Deferral of acquisition costs	(3.5)	(3.1)	(4.2)	(4.4)	(4.2)	(3.8)
20.3	16.5	20.9	20.4	22.2	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.7	6.2	6.1	4.2	6.7	5.2

347.0	358.5	329.3	340.1	345.7	Total benefits and expenses	86.3	87.9	89.6	84.2	82.9	89.0

$35.8	$55.5	$61.3	$64.0	$79.3	Income before income taxes	$22.0	$16.4	$19.5	$21.9	$20.7	$17.2

					Assets under administration:
$15,780.3	$15,281.7	$13,764.9	$14,855.4	$17,346.4	Retirement Plans	$18,701.1	$17,790.6	$17,346.4	$16,516.8	$15,739.8	$15,751.9
2,390.9	2,684.2	2,975.7	3,206.4	3,378.9	Individual Annuities	3,250.4	3,310.9	3,378.9	3,390.1	3,307.8	3,252.1
2,588.8	2,697.3	2,691.6	2,781.5	3,056.0	Mortgage loans for other investors	3,175.3	3,114.0	3,056.0	2,983.4	2,899.1	2,843.6
1,093.9	1,224.5	1,001.5	849.0	913.7	Private client wealth management	901.7	913.8	913.7	897.8	885.2	888.6

$21,853.9	$21,887.7	$20,433.7	$21,692.3	$24,695.0	Total assets under administration	$26,028.5	$25,129.3	$24,695.0	$23,788.1	$22,831.9	$22,736.2

					Annualized operating expenses:
					(% of average assets under administration)
0.65%	0.57%	0.58%	0.59%	0.52%	Retirement Plans	0.47%	0.48%	0.52%	0.51%	0.53%	0.52%

					Interest credited:
					(% of investment income)
57.5%	56.5%	54.6%	53.7%	54.5%	Retirement Plans	56.6%	58.5%	54.3%	55.0%	54.4%	54.1%
68.4	69.0	66.5	68.1	65.4	Individual Annuities	58.6	67.0	63.6	66.6	60.5	70.6

$398.8	$363.8	$410.3	$364.2	$387.9	Individual Annuity sales	$78.9	$55.8	$81.6	$118.3	$100.1	$87.9

$718.5	$887.5	$1,007.7	$1,184.2	$1,303.1	Commercial mortgage loans originated	$372.0	$245.1	$251.2	$414.1	$364.1	$273.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(13.9)	$(14.6)	$(16.7)	$(18.0)	$(18.6)	Administrative fees	$(4.8)	$(4.8)	$(4.6)	$(4.7)	$(4.6)	$(4.7)
17.4	12.6	8.8	10.2	16.1	Net investment income	2.5	5.6	5.3	3.4	3.5	3.9
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

(23.4)	(53.6)	(14.8)	(16.5)	(18.2)	Total revenues	(2.8)	(0.3)	(2.1)	(10.0)	(3.7)	(2.4)

					Benefits and expenses:
15.4	(4.6)	17.3	4.0	(13.9)	Operating expenses	(0.3)	(1.0)	0.2	(0.2)	(8.7)	(5.2)
39.1	38.8	38.9	39.9	34.4	Interest expense	7.9	8.4	8.7	8.6	8.6	8.5

54.5	34.2	56.2	43.9	20.5	Total benefits and expenses	7.6	7.4	8.9	8.4	(0.1)	3.3

$(77.9)	$(87.8)	$(71.0)	$(60.4)	$(38.7)	Loss before income taxes	$(10.4)	$(7.7)	$(11.0)	$(18.4)	$(3.6)	$(5.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,167.3	$6,419.1	$6,769.5	$7,190.7	$7,120.5	Fixed maturity securities—available-for-sale	$7,468.4	$7,393.5	$7,120.5	$7,015.8	$7,034.3	$7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	49.2	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	290.4	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	237.7	253.0	379.3	345.4	199.7	143.3
104.4	101.9	118.8	123.0	118.2	Premiums and other receivables	122.0	118.7	118.2	123.4	126.9	121.9
108.8	110.8	111.7	109.3	106.8	Accrued investment income	105.9	107.6	106.8	108.7	109.6	112.8
935.0	938.3	949.3	972.4	988.1	Amounts recoverable from reinsurers	986.1	984.3	988.1	983.4	980.8	979.0
316.6	330.2	344.9	346.5	371.3	Deferred acquisition costs, value of business acquired and other intangible assets, net	368.0	371.3	371.3	369.5	367.2	352.4
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0
127.2	111.5	101.3	90.7	84.7	Property and equipment, net	82.2	83.8	84.7	84.4	83.8	86.9
66.7	101.7	113.9	69.3	127.9	Other assets	124.0	135.3	127.9	59.2	59.7	66.9
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account assets	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total assets	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,368.7	$5,502.3	$5,683.6	$5,843.2	$5,846.9	Future policy benefits and claims	$5,855.7	$5,830.2	$5,846.9	$5,853.0	$5,861.3	$5,851.9
4,337.1	4,627.8	5,078.1	5,531.1	6,051.6	Other policyholder funds	6,204.6	6,174.5	6,051.6	5,945.1	5,759.2	5,630.8
22.2	48.9	103.0	148.1	64.7	Deferred tax liabilities, net	119.1	98.3	64.7	48.9	61.0	147.6
2.9	2.2	251.2	1.0	1.5	Short-term debt	1.9	1.7	1.5	1.2	1.1	1.1
553.2	551.9	300.9	551.4	551.9	Long-term debt	504.3	504.8	551.9	551.5	551.4	551.6
367.7	401.3	402.5	393.2	330.7	Other liabilities	375.7	290.3	330.7	399.4	405.7	398.8
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account liabilities	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

14,826.3	15,921.8	16,412.8	17,622.3	19,240.5	Total liabilities	20,194.8	19,428.1	19,240.5	18,809.1	18,269.6	18,181.9

					Shareholders’ equity:
220.4	158.2	82.4	89.6	68.0	Common stock	—	42.8	68.0	61.9	75.1	84.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	225.9	184.9	134.7	121.7	127.3	286.1
1,429.2	1,575.5	1,672.9	1,770.1	1,950.1	Retained earnings	2,036.0	2,000.2	1,950.1	1,933.6	1,874.6	1,816.9

1,721.0	1,894.6	1,990.4	2,169.0	2,152.8	Total shareholders’ equity	2,261.9	2,227.9	2,152.8	2,117.2	2,077.0	2,187.6

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total liabilities and shareholders’ equity	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,367.1	$5,620.7	$5,983.3	$6,222.3	$6,179.2	Public	$6,419.6	$6,409.0	$6,179.2	$6,108.6	$6,130.1	$6,287.0
800.2	798.4	786.2	968.4	941.3	Private	1,048.8	984.5	941.3	907.2	904.2	961.7

6,167.3	6,419.1	6,769.5	7,190.7	7,120.5	Total fixed maturity securities—available-for-sale	7,468.4	7,393.5	7,120.5	7,015.8	7,034.3	7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	49.2	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	290.4	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	237.7	253.0	379.3	345.4	199.7	143.3

$10,678.1	$11,298.6	$12,033.8	$12,889.8	$13,167.1	Total cash and investments	$13,499.0	$13,290.7	$13,167.1	$13,151.7	$12,952.7	$13,013.5

					Percent of cash and investments:
57.8%	56.8%	56.3%	55.8%	54.1%	Fixed maturity securities—available-for-sale	55.3%	55.6%	54.1%	53.3%	54.3%	55.7%
40.1	39.9	40.7	40.9	41.1	Commercial mortgage loans, net	40.4	40.5	41.1	41.9	41.9	40.9
0.9	1.4	0.8	0.7	0.5	Real estate, net	0.4	0.5	0.5	0.6	0.7	0.7
0.2	0.6	1.0	1.4	1.4	Other invested assets	2.1	1.5	1.4	1.6	1.6	1.6
1.0	1.3	1.2	1.2	2.9	Cash and cash equivalents	1.8	1.9	2.9	2.6	1.5	1.1

					Fixed maturity securities—available-for-sale:
104.2%	106.7%	109.0%	110.3%	104.5%	Market value as a % of amortized cost	106.4%	105.5%	104.5%	105.4%	105.6%	109.6%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2014		2013
2009	2010	2011	2012	2013		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.46%	5.31%	5.08%	4.66%	4.34%	Fixed maturity securities - available-for-sale	4.15%	4.18%	4.34%	4.45%	4.51%	4.58%
6.46	6.45	6.34	6.09	5.84	Commercial mortgage loans, net	5.72	5.80	5.84	5.89	5.96	6.03

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.9%	71.8%	70.2%	66.2%	63.4%	A- or higher	62.2%	62.7%	63.4%	63.8%	64.3%	65.7%
23.1	23.0	24.6	28.4	31.0	BBB- to BBB+	31.8	31.5	31.0	30.8	30.2	28.7
3.3	3.5	3.9	3.8	4.0	BB- to BB+	4.1	4.1	4.0	3.8	3.8	4.0
1.7	1.7	1.3	1.6	1.6	B+ or lower	1.9	1.7	1.6	1.6	1.7	1.6

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$17.3	$19.6	$17.1	$21.3	$15.2	Book value	$14.4	$21.7	$15.2	$19.6	$12.6	$19.1
0.40%	0.43%	0.34%	0.40%	0.28%	Rates - overall %	0.26%	0.40%	0.28%	0.35%	0.23%	0.35%

$33.2	$118.6	$40.3	$23.6	$20.0	Foreclosed during period	$0.6	$2.9	$9.2	$1.5	$2.7	$6.6
6.2	9.3	5.1	9.8	7.4	In process of foreclosure	5.5	3.0	7.4	5.8	4.1	6.7
6.2	8.2	5.1	9.8	7.4	Included in sixty-day delinquencies	5.5	3.0	7.4	5.8	4.1	6.7
28.7	76.6	93.7	77.6	100.8	Net balance of restructured loans*	95.5	88.5	100.8	103.3	110.6	80.2

					Reserve balances:
$19.6	$36.1	$48.1	$46.6	$43.6	Commercial mortgage loans, net	$44.4	$43.5	$43.6	$46.6	$46.8	$42.8

*	Amount is calculated using statutory accounting principles